Exhibit 99.2

Sterling Financial Corporation
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share amounts, unaudited)	Dec 31,	Sept 30,	Dec 31,
	2008	2008	2007
ASSETS:
Cash and due from banks	$140,295	$129,528	$195,578
Investments and mortgage-backed securities ("MBS") available for sale	2,639,290	2,100,880	1,853,271
Investments held to maturity	175,830	177,519	132,793
Loans receivable, net	8,807,094	9,074,911	8,948,307
Loans held for sale (at fair value: $108,864 as of Dec 31, 2008; $84,395 as of Sept 30, 2008)	112,777	86,090	55,840
Real estate owned, net	62,320	54,795	11,075
Office properties and equipment, net	93,195	91,138	93,467
Bank owned life insurance ("BOLI")	157,236	156,271	150,825
Goodwill, net	227,558	451,323	453,136
Other intangible assets, net	26,725	27,950	31,627
Prepaid expenses and other assets, net	348,396	272,504	223,856
Total assets	$12,790,716	$12,622,909	$12,149,775
LIABILITIES:
Deposits	$8,350,407	$8,073,303	$7,677,772
Advances from Federal Home Loan Bank	1,726,549	1,787,264	1,687,989
Repurchase agreements and fed funds	1,163,023	1,178,262	1,178,845
Other borrowings	248,276	248,275	273,015
Accrued expenses and other liabilities	161,425	155,378	146,824
Total liabilities	11,649,680	11,442,482	10,964,445
SHAREHOLDERS' EQUITY:
Preferred stock	291,964	0	0
Common stock	52,134	52,132	51,456
Additional paid-in capital	909,386	897,466	892,028
Accumulated comprehensive loss:
Unrealized loss on investments and MBS (1)	(17,866)	(30,879)	(17,967)
Retained earnings	(94,582)	261,708	259,813
Total shareholders' equity	1,141,036	1,180,427	1,185,330
Total liabilities and shareholders' equity	$12,790,716	$12,622,909	$12,149,775
Book value per common share	$16.29	$22.64	$23.04
Tangible book value per common share (2)	$11.41	$13.45	$13.61
Common shares outstanding at end of period	52,134,030	52,131,757	51,456,461
Shareholders' equity to total assets	8.92%	9.35%	9.76%
Tangible shareholders' equity to tangible assets (3)	7.07%	5.77%	6.01%

(1) Net of deferred income taxes.
(2) Amount represents common equity less net goodwill and other intangible assets divided by common shares outstanding.
(3) Amount represents shareholders' equity less net goodwill and other intangible assets divided by assets less net goodwill and other intangible assets.

Sterling Financial Corporation
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share amounts, unaudited)	Three Months Ended			Twelve Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2008	2008	2007	2008	2007
INTEREST INCOME:
Loans	$137,216	$147,585	$175,271	$599,192	$679,991
Mortgage-backed securities	27,559	25,219	20,560	102,863	79,266
Investments and cash	4,335	3,523	2,266	13,007	7,721
Total interest income	169,110	176,327	198,097	715,062	766,978
INTEREST EXPENSE:
Deposits	56,928	57,101	71,739	234,337	277,614
Borrowings	28,844	29,218	34,318	121,173	134,004
Total interest expense	85,772	86,319	106,057	355,510	411,618
Net interest income	83,338	90,008	92,040	359,552	355,360
Provision for credit losses	(228,517)	(36,950)	(13,000)	(333,597)	(25,088)
Net interest income after provision	(145,179)	53,058	79,040	25,955	330,272
NONINTEREST INCOME:
Fees and service charges	14,377	15,327	15,126	59,867	55,978
Mortgage banking operations	6,792	6,434	6,670	27,651	32,649
Loan servicing fees	(855)	737	(17)	431	1,442
Real estate owned operations	(19,545)	102	(13)	(19,787)	72
BOLI	711	1,362	1,683	5,286	6,500
Other	949	(943)	(2,404)	(1,340)	(3,163)
Total noninterest income	2,429	23,019	21,045	72,108	93,478
NONINTEREST EXPENSES:
Employee compensation and benefits	37,259	39,851	40,135	159,133	158,483
Occupancy and equipment	11,070	10,829	12,782	44,124	46,446
Amortization of core deposit intangibles	1,224	1,225	1,226	4,901	4,718
Other	20,103	19,615	21,730	77,572	75,890
Noninterest expenses before impairment charge	69,656	71,520	75,873	285,730	285,537
Goodwill impairment	223,765	0	0	223,765	0
Total noninterest expenses	293,421	71,520	75,873	509,495	285,537
Income (loss) before income taxes	(436,171)	4,557	24,212	(411,432)	138,213
Income tax benefit (provision)	81,088	441	(7,355)	75,898	(44,924)
Net income (loss)	(355,083)	4,998	16,857	(335,534)	93,289
Preferred stock dividend	(1,208)	0	0	(1,208)	0
Net income (loss) applicable to common shareholders	$(356,291)	$4,998	$16,857	$(336,742)	$93,289
Earnings per common share - basic	$(6.87)	$0.10	$0.33	$(6.51)	$1.87
Earnings per common share - diluted	$(6.85)	$0.10	$0.33	$(6.48)	$1.86
Core earnings (1)	$(132,526)	$5,017	$18,447	$(113,128)	$96,523
Core earnings per common share - basic (1)	$(2.56)	$0.10	$0.36	$(2.19)	$1.94
Core earnings per common share - diluted (1)	$(2.55)	$0.10	$0.36	$(2.18)	$1.92
Average common shares outstanding - basic	51,848,814	51,821,446	51,354,316	51,721,671	49,786,349
Average common shares outstanding - diluted	52,034,092	52,006,215	51,643,958	51,944,627	50,217,515

(1) See Exhibit A.

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA
(in thousands, unaudited)	Three Months Ended			Twelve Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2008	2008	2007	2008	2007
LOAN ORIGINATIONS:
Residential real estate	$341,043	$336,392	$323,271	$1,464,673	$1,492,026
Multifamily real estate	39,026	20,047	17,980	170,975	35,870
Commercial real estate	74,989	68,947	83,774	326,853	163,315
Construction	82,384	97,222	341,961	602,051	2,191,620
Consumer - direct	48,815	72,313	92,009	326,763	359,338
Consumer - indirect	30,935	43,819	57,383	190,177	242,309
Commercial banking	102,672	120,785	199,136	541,978	995,732
Total loan origination volume	$719,864	$759,525	$1,115,514	$3,623,470	$5,480,210
PERFORMANCE RATIOS:
Return on assets	-11.04%	0.16%	0.56%	-2.65%	0.83%
Return on assets, core (1)	-4.08%	0.16%	0.61%	-0.88%	0.86%
Return on common equity	-128.0%	1.7%	5.7%	-28.8%	8.6%
Return on common equity, core (1)	-47.6%	1.7%	6.3%	-9.7%	8.9%
Return on common tangible equity (2)	-224.7%	2.8%	9.8%	-48.8%	14.8%
Return on common tangible equity, core (1)(2)	-83.6%	2.8%	10.7%	-16.4%	15.3%
Operating efficiency	342.1%	63.3%	67.1%	118.0%	63.6%
Operating efficiency, core (1)	81.2%	63.3%	65.3%	66.2%	62.7%
Non interest expense to assets	9.12%	2.24%	2.52%	4.02%	2.53%
Non interest expense to assets, core (1)	2.17%	2.24%	2.52%	2.26%	2.53%
Average assets	$12,794,718	$12,722,179	$11,954,428	$12,667,762	$11,267,427
Average common equity	$1,107,158	$1,179,532	$1,170,162	$1,169,641	$1,084,417
Average common tangible equity (2)	$630,831	$699,545	$684,747	$689,450	$632,100
REGULATORY CAPITAL RATIOS:
Sterling Financial Corporation:
Tier 1 leverage (to average assets)	9.2%	8.0%	8.7%	9.2%	8.7%
Tier 1 (to risk-weighted assets)	11.7%	9.7%	10.1%	11.7%	10.1%
Total (to risk-weighted assets)	13.0%	11.0%	11.3%	13.0%	11.3%
Sterling Savings Bank:
Tier 1 leverage (to average assets)	8.2%	7.9%	8.5%	8.2%	8.5%
Tier 1 (to risk-weighted assets)	10.5%	9.5%	9.8%	10.5%	9.8%
Total (to risk-weighted assets)	11.8%	10.8%	11.0%	11.8%	11.0%
OTHER:
Sales of financial products	$36,879	$77,232	$34,794	$213,538	$211,672
FTE employees at end of period (whole numbers)	2,481	2,523	2,571	2,481	2,571

(1) See Exhibit A.
(2) Average common tangible equity is average common equity less average net goodwill and other intangible assets.

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA
(in thousands, unaudited)	Dec 31,	Sept 30,	Dec 31,
	2008	2008	2007
LOAN PORTFOLIO DETAIL:
Residential real estate	$867,384	$830,811	$703,826
Multifamily real estate	477,615	454,500	389,388
Commercial real estate	1,364,885	1,352,954	1,223,036
Construction	2,534,695	2,766,895	2,944,911
Consumer - direct	859,222	857,003	798,519
Consumer - indirect	389,298	398,031	376,937
Commercial banking	2,532,158	2,603,037	2,639,196
Deferred loan fees, net	(9,798)	(11,013)	(16,480)
Allowance for losses on loans	(208,365)	(177,307)	(111,026)
Net loans receivable	$8,807,094	$9,074,911	$8,948,307
ALLOWANCE FOR CREDIT LOSSES:
Allowance - loans, beginning of quarter	$177,307	$162,368	$102,042
Acquired	0	0	0
Provision	228,517	36,950	13,000
Charge offs, net of recoveries	(182,459)	(21,970)	(4,016)
Transfers	(15,000)	(41)	0
Allowance - loans, end of quarter	208,365	177,307	111,026
Allowance - unfunded commitments, beginning of quarter	6,365	6,321	6,304
Provision	0	0	2
Charge offs, net of recoveries	(40)	(6)	0
Transfers	15,009	50	0
Allowance - unfunded commitments, end of quarter	21,334	6,365	6,306
Total credit allowance	$229,699	$183,672	$117,332

Net charge-offs to average net loans (annualized)	7.80%	0.93%	0.18%
Net charge-offs to average net loans (ytd)	2.37%	0.41%	0.08%
Loan loss allowance to total loans	2.31%	1.92%	1.23%
Total credit allowance to total loans	2.55%	1.99%	1.30%
Loan loss allowance to nonperforming loans	39.3%	46.4%	89.4%
Total allowance to nonperforming loans	43.3%	48.1%	94.5%
Net nonperforming loans to loans	5.87%	3.72%	1.27%
Nonperforming loans to loans	5.89%	4.13%	1.37%
NONPERFORMING ASSETS:
Past 90 days due	$0	$0	$0
Nonaccrual loans	474,172	380,599	123,790
Restructured loans	56,618	1,153	350
Total nonperforming loans	530,790	381,752	124,140
REO	79,875	54,957	11,075
Total nonperforming assets (NPA)	610,665	436,709	135,215
Specific reserve on nonperforming assets	(19,535)	(37,554)	(8,678)
Net nonperforming assets	$591,130	$399,155	$126,537
Net NPA to total assets	4.62%	3.16%	1.04%
NPA to total assets	4.77%	3.46%	1.11%
Loan delinquency ratio (60 days and over)	4.86%	3.69%	1.23%
Classified assets	$984,875	$671,503	$234,336
Classified assets/total assets	7.70%	5.32%	1.93%
DEPOSITS DETAIL:
Interest-bearing transaction accounts	$449,060	$437,447	$469,428
Noninterest-bearing transaction accounts	897,198	924,270	898,606
Savings and money market demand accounts	2,113,425	2,028,035	2,156,808
Time deposits	4,890,724	4,683,551	4,152,930
Total deposits	$8,350,407	$8,073,303	$7,677,772
Number of transaction accounts (whole numbers):
Interest-bearing transaction accounts	45,083	45,981	47,234
Noninterest-bearing transaction accounts	154,038	153,886	149,834
Total transaction accounts	199,121	199,867	197,068

Sterling Financial Corporation
AVERAGE BALANCE AND RATE
(in thousands, unaudited)	Three Months Ended
	December 31, 2008			September 30, 2008			December 31, 2007
	Average Balance	Amount	Average Rate	Average Balance	Amount	Average Rate	Average Balance	Amount	Average Rate
ASSETS:
Loans:
Mortgage	$5,476,617	$79,623	5.78%	$5,531,165	$86,219	6.20%	$5,326,563	$104,008	7.75%
Commercial and consumer	3,829,468	57,728	6.00%	3,868,173	61,501	6.33%	3,751,270	71,398	7.55%
Total loans	9,306,085	137,351	5.87%	9,399,338	147,720	6.25%	9,077,833	175,406	7.67%
MBS	2,157,600	27,559	5.08%	2,009,041	25,219	4.99%	1,683,267	20,560	4.85%
Investments and cash	529,845	5,304	3.98%	494,506	4,463	3.59%	285,415	2,993	4.16%
Total interest-earning assets	11,993,530	170,214	5.65%	11,902,885	177,402	5.93%	11,046,515	198,959	7.15%
Noninterest-earning assets	801,188			819,294			907,913
Total average assets	$12,794,718			$12,722,179			$11,954,428
LIABILITIES and EQUITY:
Deposits:
Transaction	$1,327,354	272	0.08%	$1,347,646	339	0.10%	$1,366,137	514	0.15%
Savings	2,099,436	10,207	1.93%	2,129,438	11,028	2.06%	2,158,234	17,688	3.25%
Time deposits	4,959,533	46,449	3.73%	4,636,368	45,734	3.92%	4,266,725	53,537	4.98%
Total deposits	8,386,323	56,928	2.70%	8,113,452	57,101	2.80%	7,791,096	71,739	3.65%
Borrowings	3,145,202	28,844	3.65%	3,292,920	29,218	3.53%	2,791,340	34,318	4.88%
Total interest-bearing liabilities	11,531,525	85,772	2.96%	11,406,372	86,319	3.01%	10,582,436	106,057	3.98%
Noninterest-bearing liabilities	70,395			136,275			201,830
Total average liabilities	11,601,920			11,542,647			10,784,266
Total average equity	1,192,798			1,179,532			1,170,162
Total average liabilities and equity	$12,794,718			$12,722,179			$11,954,428
Tax equivalent net interest income and spread		$84,442	2.69%		$91,083	2.92%		$92,902	3.17%
Tax equivalent net interest margin			2.80%			3.04%			3.34%

Sterling Financial Corporation
AVERAGE BALANCE AND RATE
(in thousands, unaudited)	Twelve Months Ended
	December 31, 2008			December 31, 2007
	Average Balance	Amount	Average Rate	Average Balance	Amount	Average Rate
ASSETS:
Loans:
Mortgage	$5,501,102	$350,718	6.38%	$4,994,656	$401,084	8.03%
Commercial and consumer	3,850,263	249,020	6.47%	3,568,815	279,422	7.83%
Total loans	9,351,365	599,738	6.41%	8,563,471	680,506	7.95%
MBS	2,051,882	102,863	5.01%	1,655,371	79,266	4.79%
Investments and cash	423,368	16,660	3.94%	270,384	10,302	3.81%
Total interest-earning assets	11,826,615	719,261	6.08%	10,489,226	770,074	7.34%
Noninterest-earning assets	841,147			778,201
Total average assets	$12,667,762			$11,267,427
LIABILITIES and EQUITY:
Deposits:
Transaction	$1,321,932	1,372	0.10%	$1,359,066	2,543	0.19%
Savings	2,173,133	46,231	2.13%	2,078,984	71,665	3.45%
Time deposits	4,553,160	186,734	4.10%	4,039,152	203,406	5.04%
Total deposits	8,048,225	234,337	2.91%	7,477,202	277,614	3.71%
Borrowings	3,292,287	121,173	3.68%	2,604,764	134,004	5.14%
Total interest-bearing liabilities	11,340,512	355,510	3.13%	10,081,966	411,618	4.08%
Noninterest-bearing liabilities	136,082			101,044
Total average liabilities	11,476,594			10,183,010
Total average equity	1,191,168			1,084,417
Total average liabilities and equity	$12,667,762			$11,267,427
Tax equivalent net interest income and spread		$363,751	2.95%		$358,456	3.26%
Tax equivalent net interest margin			3.08%			3.42%

Sterling Financial Corporation
EXHIBIT A- RECONCILIATION SCHEDULE
(in thousands, unaudited)	Three Months Ended			Twelve Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2008	2008	2007	2008	2007
CORE EARNINGS: (1)
Net income available to common shareholders	$ (356,291)	$ 4,998	$ 16,857	$ (336,742)	$ 93,289
Add back: merger and acquisition costs, net of tax	0	20	599	144	1,785
Add back: other nonrecurring items, net of tax	223,765	(1)	991	223,470	1,449
Core earnings	$ (132,526)	$ 5,017	$ 18,447	$ (113,128)	$ 96,523
EARNINGS PER COMMON SHARE - BASIC, CORE: (1)
Earnings per common share - basic	$ (6.87)	$ 0.10	$ 0.33	$ (6.51)	$ 1.87
Add back: merger and acquisition costs, net of tax	0.00	0.00	0.01	0.00	0.04
Add back: other nonrecurring items, net of tax	4.31	0.00	0.02	4.32	0.03
Core earnings per common share - basic	$ (2.56)	$ 0.10	$ 0.36	$ (2.19)	$ 1.94
EARNINGS PER COMMON SHARE - DILUTED, CORE: (1)
Earnings per common share - diluted	$ (6.85)	$ 0.10	$ 0.33	$ (6.48)	$ 1.86
Add back: merger and acquisition costs, net of tax	0.00	0.00	0.01	0.00	0.03
Add back: other nonrecurring items, net of tax	4.30	0.00	0.02	4.30	0.03
Core earnings per common share - diluted	$ (2.55)	$ 0.10	$ 0.36	$ (2.18)	$ 1.92
RETURN ON ASSETS, CORE: (1)
Return on assets	-11.04%	0.16%	0.56%	-2.65%	0.83%
Add back: merger and acquisition costs, net of tax	0.00%	0.00%	0.02%	0.00%	0.02%
Add back: other nonrecurring items, net of tax	6.96%	0.00%	0.03%	1.77%	0.01%
Core return on assets	-4.08%	0.16%	0.61%	-0.88%	0.86%
RETURN ON COMMON EQUITY, CORE: (1)
Return on common equity	-128.0%	1.7%	5.7%	-28.8%	8.6%
Add back: merger and acquisition costs, net of tax	0.0%	0.0%	0.2%	0.0%	0.2%
Add back: other nonrecurring items, net of tax	80.4%	0.0%	0.4%	19.1%	0.1%
Core return on common equity	-47.6%	1.7%	6.3%	-9.7%	8.9%
RETURN ON COMMON TANGIBLE EQUITY, CORE: (1)
Return on common tangible equity	-224.7%	2.8%	9.8%	-48.8%	14.8%
Add back: merger and acquisition costs, net of tax	0.0%	0.0%	0.3%	0.0%	0.3%
Add back: other nonrecurring items, net of tax	141.1%	0.0%	0.6%	32.4%	0.2%
Core return on common tangible equity	-83.6%	2.8%	10.7%	-16.4%	15.3%
OPERATING EFFICIENCY RATIO, CORE: (1)
Operating efficiency	342.1%	63.3%	67.1%	118.0%	63.6%
Subtract: merger and acquisition costs	0.0%	0.0%	(0.9%)	0.0%	(0.6%)
Subtract: other nonrecurring items	(260.9%)	0.0%	(0.9%)	(51.8%)	(0.3%)
Core operating efficiency	81.2%	63.3%	65.3%	66.2%	62.7%
NON INTEREST EXPENSE TO ASSETS, CORE: (1)
Non interest expense to assets	9.12%	2.24%	2.52%	4.02%	2.53%
Subtract: merger and acquisition costs	0.00%	0.00%	0.00%	0.00%	0.00%
Subtract: other nonrecurring items	(6.95%)	0.00%	0.00%	(1.76%)	0.00%
Core non interest expense to assets	2.17%	2.24%	2.52%	2.26%	2.53%

(1) Core earnings excludes net securities gains (losses), merger and acquisition costs, and other nonrecurring costs, net of related income taxes. Core earnings is a non-GAAP financial measure. Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant's financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.